                                                                 EXHIBIT 10.9(B)


                             AMENDMENT NO. 2 TO THE
                     MASTER DEVELOPMENT & LICENSE AGREEMENT
                                    BETWEEN
                            BSQUARE CORPORATION and
                             MICROSOFT CORPORATION

       This Amendment No. 2 (this "Amendment") to the Master Development & License Agreement is made and entered into by and between MICROSOFT CORPORATION ("Microsoft") and BSQUARE CORPORATION ("BSQUARE") this 26th day of July, 2001.

                                    RECITALS

        The parties have entered into that certain Development Agreement, dated October 1, 1998, as amended (the "Agreement"); and

        The parties desire to further amend the Agreement on the terms and conditions provided herein;

        The parties hereby agree as follows.

                                    AMENDMENT

        1. Defined terms herein have the same meaning as set forth in the Agreement, except as otherwise provided.

        2. Exhibit A is amended in its entirety to read as set forth in Attachment 1 affixed hereto.

        3.      Section 2.3.2 is amended in its entirety to read as follows:

                "2.3.2 The Standard Rate Schedule set forth in Exhibit A shall be effective for the year commencing July 1, 2001 and ending September 30, 2002.

        4.      Section 2.8 is amended in its entirety to read as follows:

                "2.8 [Intentionally left blank.]"

        5. Section 2.9.2 is amended in its entirety to read as follows:

        "2.9.2 If BSQUARE requests Microsoft's consent pursuant to the foregoing, such request shall be in writing. Microsoft will make reasonable efforts to review the request in Microsoft's discretion and advice BSQUARE of its decision within 30 business days following Microsoft's receipt of such request. Microsoft's failure to provide a written response within 30 business days of Microsoft's receipt of such request from BSQUARE shall be deemed consent."

        6.      Section 3.3 is deleted in its entirety.

        7. Section 9.1 of the Agreement is amended to extend the term of the Agreement from the Effective Date through July 1, 2002 and may be renewed for an additional year (through July 1, 2003) by mutual written agreement of the parties.

        8. This Amendment amends, modifies and supersedes to the extent of any inconsistencies, the provisions of the Agreement. Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect.


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
        IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date set forth above. All signed copies of this Amendment to the Agreement are deemed originals. This Amendment does not constitute an offer by Microsoft. This Amendment is effective upon execution on behalf of BSQUARE and Microsoft by their duly authorized representatives.

MICROSOFT CORPORATION                      BSQUARE CORPORATION


/s/ Tom Adams                              /s/ Brian v. Turner
-------------------------------------      -------------------------------------
By (Sign)                                  By (Sign)


Tom Adams                                  Brian V. Turner
-------------------------------------      -------------------------------------
Name (Print)                               Name (Print)


General Manager, Windows CE                President/COO
-------------------------------------      -------------------------------------
Title                                      Title


8/20/01                                    7/26/01
-------------------------------------      -------------------------------------
Date                                       Date


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
                                  ATTACHMENT 1

                                    EXHIBIT A

                             STANDARD RATE SCHEDULE

BSQUARE will charge MICROSOFT at the applicable rate specified below for each hour of services rendered under the Work Plan (unless otherwise expressly provided in the applicable Work Plan) by the associated Job Title Category on a project by project basis using MICROSOFT Internal Reference Numbers.

TOTAL STAFFING LEVELS

     ------------------------------------------------   ---------   ---------
                   JOB TITLE (DUTIES)                   CATEGORY     HOURLY
                                                                      RATE
     ------------------------------------------------   ---------   ---------
     SDE Level 1                                          SDE1          *
     (Architect--Compiler or kernel/OS)
     ------------------------------------------------   ---------   ---------
     SDE Level 2                                          SDE2          *
     (System Engineer--compiler, debugger and OS)
     ------------------------------------------------   ---------   ---------
     SDE Level 3                                          SDE3          *
     (Application Engineer--visual tools, IDE, MFC,
     etc.)
     ------------------------------------------------   ---------   ---------
     STE Level 1                                          STE1          *
     (Test lead)
     ------------------------------------------------   ---------   ---------
     STE Level 2                                          STE2          *
     (System Engineer)
     ------------------------------------------------   ---------   ---------
     STE 3                                                STE3          *
     (Application Test Engineer)
     ------------------------------------------------   ---------   ---------
     Group Manager                                         PM1          *
     (Top Level Project Mgr)
     ------------------------------------------------   ---------   ---------
     Project Manager                                       PM2          *
     (Multi-project PM for Compiler)
     ------------------------------------------------   ---------   ---------
     User Education Level 1                                UE1          *
     (Editor)
     ------------------------------------------------   ---------   ---------
     User education Level 2                                UE2          *
     (Writer)
     ------------------------------------------------   ---------   ---------

*        Confidential treatment requested.


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